Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On July 3, 2023, Javelin EF L.P. (the “Purchaser”), a subsidiary of Crescent Energy Company (“Crescent” or the “Company”), consummated the acquisition contemplated by the Purchase and Sale Agreement (the “Western Eagle Ford Acquisition Agreement”), dated as of May 2, 2023, with Mesquite Comanche Holdings, LLC (“Comanche Holdings”) and SN EF Maverick, LLC (“SN EF Maverick,” and together with Comanche Holdings, the “Seller”), pursuant to which the Purchaser acquired from the Seller certain interests in oil and gas properties, rights and related assets in the Western Eagle Ford basin (the “July Western Eagle Ford Assets”) for aggregate cash consideration of $603.4 million (the “July Western Eagle Ford Acquisition”). The cash purchase price was funded by borrowings under the Revolving Credit Facility in the amount of $543.4 million (the “Acquisition Borrowings”), which represented the purchase price, after purchase price adjustments less a $60.0 million deposit funded by borrowings under the Revolving Credit Facility made at signing on May 2, 2023 (the “Acquisition Deposit”).

The unaudited pro forma condensed combined statements of operations (the “pro forma statements of operations”) have been prepared from the historical consolidated financial statements of Crescent for the six months ended June 30, 2023 and for the year ended December 31, 2022 and the statements of revenues and direct operating expenses of the July Western Eagle Ford Assets for the six months ended June 30, 2023 and for the year ended December 31, 2022, adjusted to give effect to the July Western Eagle Ford Acquisition as if it had been consummated on January 1, 2022. The unaudited pro forma condensed combined balance sheet (the “pro forma balance sheet”) has been prepared from the historical consolidated balance sheet of Crescent as of June 30, 2023, adjusted to give effect to the July Western Eagle Ford Acquisition as if it had been consummated on June 30, 2023.

The following unaudited pro forma condensed combined financial statements (the “pro forma financial statements”) are based on, and should be read in conjunction with:

•

the historical unaudited consolidated financial statements of Crescent as of June 30, 2023 and for the three and six months ended June 30, 2023 included in the Company’s Quarterly Report on Form 10-Q and the historical audited combined and consolidated financial statements of Crescent for the year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K and

•

the statements of revenues and direct operating expenses of the July Western Eagle Ford Assets for the six months ended June 30, 2023 and for the year ended December 31, 2022 included as Exhibit 99.1 elsewhere in this Current Report on Form 8-K/A.

The pro forma financial statements were derived by making certain transaction accounting adjustments to the historical financial statements noted above. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual impact of the July Western Eagle Ford Acquisition may differ from the adjustments made to the pro forma financial statements. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects for the periods presented as if the July Western Eagle Ford Acquisition had been consummated earlier, and that all adjustments necessary to present fairly the pro forma financial statements have been made. The pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma financial statements presented below.

As of the date of this filing, the Company has not completed the detailed valuation study necessary to arrive at the required final estimates of the fair value of the assets acquired and the liabilities assumed and the related purchase price allocations. A final determination of the fair value of the July Western Eagle Ford Assets will be completed as soon as practicable. The final purchase price allocation may be materially different than that reflected in the pro forma purchase price allocation presented herein.

The pro forma financial statements and related notes are presented for illustrative purposes only and should not be relied upon as an indication of the financial condition or the operating results that the Company would have achieved if the Western Eagle Ford Acquisition Agreement had been entered into and the July Western Eagle Ford Acquisition had taken place on the assumed dates. The pro forma financial statements do not reflect future events that may occur after the consummation of the July Western Eagle Ford Acquisition, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, asset dispositions, cost savings, or economies of scale that the Company may achieve with respect to the combined operations. As a result, future results may vary significantly from the results reflected in the pro forma financial statements and should not be relied on as an indication of the financial position or future results of the Company.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2023

(in thousands, except per share data)

	Crescent (Historical)	Transaction Adjustments		Crescent Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$2,253	$—		$2,253
Restricted cash	68,500	(60,000)	(a)	8,500
Accounts receivable, net	437,058	—		437,058
Accounts receivable – affiliates	2,799	—		2,799
Derivative assets - current	19,584	—		19,584
Drilling advances	16,695	—		16,695
Prepaid expenses	37,430	(600)	(b)	36,830
Other current assets	12,617	—		12,617

Total current assets	596,936	(60,600)		536,336
Property, plant and equipment:
Oil and natural gas properties at cost, successful efforts method
Proved	7,455,319	609,481	(c)	8,064,800
Unproved	279,218	22,852	(c)	302,070

Oil and natural gas properties at cost, successful efforts method	7,734,537	632,333		8,366,870
Field and other property and equipment, at cost	194,518	—		194,518

Total property, plant and equipment	7,929,055	632,333		8,561,388
Less: accumulated depreciation, depletion, amortization and impairment	(2,445,989)	—		(2,445,989)

Property, plant and equipment, net	5,483,066	632,333		6,115,399
Derivative assets – noncurrent	7,740	—		7,740
Investment in equity affiliates	12,718	—		12,718
Other assets	47,801	—		47,801

TOTAL ASSETS	$6,148,261	$571,733		$6,719,994

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$508,069	$4,600	(d)	$512,669
Accounts payable – affiliates	28,851	—		28,851
Derivative liabilities – current	107,386	—		107,386
Financing lease obligations – current	3,933	—		3,933
Other current liabilities	24,193	4,600	(e)	29,393
		600	(f)

Total current liabilities	672,432	9,800		682,232
Long-term debt	1,331,555	543,435	(g)	1,874,990
Derivative liabilities – noncurrent	7,090	—		7,090
Asset retirement obligations	360,058	16,598	(f)	376,656
Deferred tax liability	241,214			241,214
Financing lease obligations – noncurrent	7,642	—		7,642
Other liabilities	10,849	1,900	(e)	12,749

Total liabilities	2,630,840	571,733		3,202,573
Commitments and contingencies
Redeemable noncontrolling interests	2,039,063	—		2,039,063
Equity:
Class A common stock, $0.0001 par value; 1,000,000,000 shares authorized, 77,030,353 shares issued and 75,958,800 shares outstanding	8	—		8
Class B common stock, $0.0001 par value; 500,000,000 shares authorized, 91,048,124 shares issued and outstanding	9	—		9
Preferred stock, $0.0001 par value; 500,000,000 shares authorized and 1,000 Series I preferred shares issued and outstanding	—	—		—
Treasury stock, at cost; 1,071,553 shares of Class A common stock	(17,143)	—		(17,143)
Additional paid-in capital	1,362,118	—		1,362,118
Retained earnings	112,891			112,891
Noncontrolling interests	20,475	—		20,475
Member’s equity	—	—		—

Total equity	1,478,358	—		1,478,358

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$6,148,261	$571,733		$6,719,994

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2023

(in thousands, except per share data)

	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments			Crescent Pro Forma Combined
Revenues:
Oil	$765,584	$109,588	$—			$875,172
Natural gas	214,075	17,225	—			231,300
Natural gas liquids	76,374	23,144	—			99,518
Midstream and other	26,443	—	(6,717)	(a)		19,726

Total revenues	1,082,476	149,957	(6,717)			1,225,716
Expenses:
Lease operating expense	244,005	28,654	—			272,659
Workover expense	31,254	—	—			31,254
Asset operating expense	38,090	—	—			38,090
Gathering, transportation and marketing	98,928	52,540	(6,717)	(a)		144,751
Production and other taxes	79,748	8,390	—			88,138
Depreciation, depletion and amortization	306,387	—	23,536	(b)		329,923
Exploration expense	1,541	—	—			1,541
Midstream operating expense	5,514	—	—			5,514
General and administrative expense	62,404	—	—			62,404
Gain on sale of assets	—	—	—			—

Total expenses	867,871	89,584	16,819			974,274

Other income (expense):
Gain (loss) on derivatives	183,897	—	—			183,897
Interest expense	(60,448)	—	(21,161)	(c	)	(81,609)
Other income (expense)	289	—	—			289
Income from equity affiliates	280	—	—			280

Total other income (expense)	124,018	—	(21,161)			102,857

Income before taxes	338,623	60,373	(44,697)			354,299
Income tax expense	(25,538)	—	(1,023)	(d)		(26,561)

Net income	313,085	60,373	(45,720)			327,738
Less: net income attributable to noncontrolling interests	(405)	—	—			(405)
Less: net income attributable to redeemable noncontrolling interests	(247,735)	—	(11,125)	(e)		(258,860)

Net income attributable to Crescent Energy	$64,945	$60,373	$(56,845)			$68,473

Net income per share:
Class A common stock – basic	$1.34					$1.41	(f)
Class A common stock – diluted	$1.34					$1.41	(f)
Class B common stock – basic and diluted	$—					$—
Weighted average common shares outstanding:
Class A common stock – basic	48,475					48,475
Class A common stock – diluted	48,842					48,842
Class B common stock – basic and diluted	118,493					118,493

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2022

(in thousands, except per share data)

	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments			Crescent Pro Forma Combined
Revenues:
Oil	$1,969,070	$273,827	$—			$2,242,897
Natural gas	766,962	98,765	—			865,727
Natural gas liquids	268,192	80,964	—			349,156
Midstream and other	52,841	—	(14,426)	(a	)	38,415

Total revenues	3,057,065	453,556	(14,426)			3,496,195
Expenses:
Lease operating expense	438,753	46,411	—			485,164
Workover expense	66,864	—	—			66,864
Asset operating expense	78,709	—	—			78,709
Gathering, transportation and marketing	177,078	117,566	(14,426)	(a	)	280,218
Production and other taxes	238,381	24,547	—			262,928
Depreciation, depletion and amortization	532,926	—	48,105	(b	)	581,031
Impairment expense	142,902	—	—			142,902
Exploration expense	3,425	—	—			3,425
Midstream operating expense	13,513	—	—			13,513
General and administrative expense	84,990	—	—			84,990
Gain on sale of assets	(4,641)	—	—			(4,641)

Total expenses	1,772,900	188,524	33,679			1,995,103

Other income (expense):
Gain (loss) on derivatives	(676,902)	—	—			(676,902)
Interest expense	(95,937)	—	(27,844)	(c	)	(123,781)
Other income (expense)	949	—	—			949
Income from equity affiliates	4,616	—	—			4,616

Total other income (expense)	(767,274)	—	(27,844)			(795,118)

Income before taxes	516,891	265,032	(75,949)			705,974
Income tax expense	(36,291)	—	(12,132)	(d	)	(48,423)

Net income	480,600	265,032	(88,081)			657,551

Less: net income attributable to noncontrolling interests	(2,669)	—	—			(2,669)
Less: net income attributable to redeemable noncontrolling interests	(381,257)	—	(139,924)	(e	)	(521,181)

Net income attributable to Crescent Energy	$96,674	$265,032	$(228,005)			$133,701

Net income per share:
Class A - basic	$2.20					$3.05	(f	)
Class A - diluted	$2.20					$3.05	(f	)
Class B - basic and diluted	$—					$—
Weighted average common shares outstanding:
Class A - basic	43,865					43,865
Class A - diluted	44,112					44,112
Class B - basic and diluted	124,857					124,857

Notes to unaudited pro forma condensed combined financial statements

NOTE 1 – Basis of pro forma presentation

The pro forma financial statements have been derived from the historical financial statements of Crescent and the statements of revenues and direct operating expenses for the July Western Eagle Ford Assets. The pro forma statements of operations for the six months ended June 30, 2023 and for the year ended December 31, 2022 give effect to the July Western Eagle Ford Acquisition as if it occurred on January 1, 2022. The pro forma balance sheet as of June 30, 2023 gives effect to the July Western Eagle Ford Acquisition as if it occurred on June 30, 2023.

The statements of revenues and direct operating expenses for the July Western Eagle Ford Assets, which are being presented in accordance with Article 3-05 of Regulation S-X, represent abbreviated financial statements that include less information about the historical business associated with the July Western Eagle Ford Assets or about our current and future results as the owner of the July Western Eagle Ford Assets than full financial statements. For example, the statements of revenues and direct operating expenses do not include information about capital structure, interest expense, entity-level taxes, or depreciation, depletion and amortization and certain overhead recoveries allowed for under our joint operating agreements.

The pro forma financial statements reflect pro forma adjustments that are based on available information and certain assumptions that management believes are reasonable. However, actual results may differ from those reflected in these statements. In management’s opinion, all adjustments known to date that are necessary to fairly present the pro forma information have been made. The pro forma financial statements do not purport to represent what the combined entity’s results of operations would have been if the July Western Eagle Ford Acquisition had actually occurred on the dates indicated above, nor are they indicative of Crescent’s future results of operations.

These pro forma financial statements should be read in conjunction with Crescent’s historical financial statements for the three and six months ended June 30, 2023 and for the year ended December 31, 2022 included in the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K, respectively.

NOTE 2 – Preliminary acquisition accounting

In July 2023, we consummated the acquisition contemplated by the Western Eagle Ford Acquisition Agreement, pursuant to which we acquired the July Western Eagle Ford Assets for aggregate consideration of $604.0 million, including capitalized transaction costs. The Acquisition Borrowings were funded using Crescent’s Revolving Credit Facility. The July Western Eagle Ford Acquisition was accounted for as an asset acquisition. The preliminary allocation of the purchase price for the July Western Eagle Ford Acquisition is based upon management’s estimates and assumptions related to the fair value of the assets acquired and liabilities assumed as of June 30, 2023 using currently available information. Because the pro forma financial statements have been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on the Company’s financial position and results of operations may differ significantly from the pro forma amounts included herein. The preliminary pro forma purchase price allocation is as follows:

(in thousands)	July Western Eagle Ford Acquisition
Cash consideration paid	$603,435
Transaction costs incurred	600

Purchase consideration	$604,035

Assets acquired and liabilities assumed:
Oil and natural gas properties - proved	$609,481
Oil and natural gas properties - unproved	22,852
Accrued liabilities	(4,600)
Minimum volume commitments	(6,500)
Asset retirement obligations	(17,198)

Fair value of net assets acquired	$604,035

NOTE 3 – Adjustments to the pro forma financial statements

The pro forma financial statements have been prepared to illustrate the effect of the July Western Eagle Ford Acquisition and have been prepared for informational purposes only.

The preceding pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaced the previous pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and allows for supplemental disclosure of the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management Adjustments”). Management has elected not to disclose Management Adjustments.

Pro forma balance sheet adjustments

The adjustments included in the pro forma balance sheet as of June 30, 2023 are as follows:

(a)	Reflects the application of the Acquisition Deposit towards the purchase price of the July Western Eagle Ford Assets.

(b)	Reflects the elimination of transaction costs capitalized in prepaid expenses and reclassified to purchase consideration for the asset acquisition.

(c)	Reflects the purchase price allocation for $632.3 million of oil and natural gas properties acquired.

(d)	Reflects the purchase price allocation for $4.6 million of assumed liabilities related to the oil and natural gas properties acquired.

(e)	Reflects the fair value of the off-market component of acquired minimum volume commitments estimated to be $6.5 million.

(f)	Reflects the purchase price allocation for $17.2 million of asset retirement obligations assumed.

(g)	Reflects the Acquisition Borrowing under the Revolving Credit Facility for $543.4 million to fund the July Western Eagle Ford Acquisition.

Pro forma statements of operations adjustments

The adjustments included in the pro forma statements of operations for the six months ended June 30, 2023 and for the year ended December 31, 2022 are as follows:

(a)	Reflects the elimination of intercompany transactions for gathering, transportation and marketing between Crescent and the July Western Eagle Ford Assets.

(b)

Reflects the pro forma depletion expense calculated in accordance with the successful efforts method of accounting for oil and gas properties totaled $23.5 million and $48.1 million for the six months ended June 30, 2023 and for the year ended December 31, 2022, respectively.

(c)

Reflects the pro forma interest expense related to the Acquisition Borrowings of $21.2 million and $27.8 million for the six months ended June 30, 2023 and for the year ended December 31, 2022, respectively.

(d)

Reflects the income tax effect of the pro forma adjustments presented. The tax rate applied to the pro forma adjustments was the estimated combined federal and state statutory rate, after the effect of noncontrolling interests, of 6.5% and 6.4% for the six months ended June 30, 2023 and for the year ended December 31, 2022, respectively. The effective rate of the Company could be significantly different (either higher or lower) depending on a variety of factors.

(e)	Reflects the impact of the allocation of net income attributable to redeemable noncontrolling interests for the portion of Crescent Energy OpCo LLC not owned by Crescent.

(f)	Reflects the impact of the allocation of net income attributable to Crescent on the computation of basic and diluted net income (loss) per share.

Note that the above adjustments do not include amounts for certain overhead recoveries associated with the joint operating agreements that we expect to collect as operator of the July Western Eagle Ford Assets.

NOTE 4 – Supplemental pro forma oil and natural gas reserves information

Oil and natural gas reserves

The following tables present the estimated pro forma combined net proved developed and undeveloped oil, natural gas, and NGLs reserves information as of December 31, 2022 for our consolidated operations, along with a summary of changes in quantities of net remaining proved reserves for the year ended December 31, 2022 for our consolidated operations. Immaterial amounts for proved developed oil, natural gas, and NGL reserves of our equity affiliates totaling 3,665 MBoe as of December 31, 2021 have been omitted from presentation below. Our equity affiliates had no proved oil, natural gas, and NGL reserves as of December 31, 2022. The estimates below are in certain instances presented on a “barrels of oil equivalent or “Boe” basis. To determine Boe in the following tables, natural gas is converted to a crude oil equivalent at the ratio of six Mcf of natural gas to one barrel of crude oil equivalent.

The pro forma oil and natural gas reserves information is not necessarily indicative of the results that might have occurred had the July Western Eagle Ford Acquisition been completed on January 1, 2022 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in the Company’s Annual Report on Form 10-K.

	Oil and Condensate (MBbls)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2021	210,160	32,162	242,322
Revisions of previous estimates	(18,859)	2,297	(16,562)
Extensions, discoveries, and other additions	37,208	889	38,097
Sales of reserves in place	(6,006)	—	(6,006)
Purchases of reserves in place	42,444	—	42,444
Production	(21,865)	(2,877)	(24,742)

December 31, 2022	243,082	32,471	275,553

Proved Developed Reserves as of:
December 31, 2021	158,091	23,152	181,243
December 31, 2022	160,113	23,237	183,350
Proved Undeveloped Reserves as of:
December 31, 2021	52,069	9,010	61,079
December 31, 2022	82,969	9,234	92,203

	Natural Gas (MMcf)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2021	1,469,953	174,155	1,644,108
Revisions of previous estimates	(14,815)	19,544	4,729
Extensions, discoveries, and other additions	60,312	2,134	62,446
Sales of reserves in place	(19,365)	—	(19,365)
Purchases of reserves in place	138,920	—	138,920
Production	(128,470)	(15,208)	(143,678)

December 31, 2022	1,506,535	180,625	1,687,160

Proved Developed Reserves as of:
December 31, 2021	1,404,570	137,758	1,542,328
December 31, 2022	1,398,770	146,228	1,544,998
Proved Undeveloped Reserves as of:
December 31, 2021	65,383	36,397	101,780
December 31, 2022	107,765	34,397	142,162

	NGLs (MBbls)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2021	76,493	29,361	105,854
Revisions of previous estimates	4,167	848	5,015
Extensions, discoveries, and other additions	7,751	333	8,084
Sales of reserves in place	(2,680)	—	(2,680)
Production	(7,110)	(2,365)	(9,475)

December 31, 2022	78,621	28,177	106,798

Proved Developed Reserves as of:
December 31, 2021	66,402	23,213	89,615
December 31, 2022	66,803	22,811	89,614
Proved Undeveloped Reserves as of:
December 31, 2021	10,091	6,148	16,239
December 31, 2022	11,818	5,366	17,184

	Total (MBoe)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2021	531,645	90,549	622,194
Revisions of previous estimates	(17,158)	6,401	(10,757)
Extensions, discoveries, and other additions	55,011	1,578	56,589
Sales of reserves in place	(11,915)	—	(11,915)
Purchases of reserves in place	65,597	—	65,597
Production	(50,387)	(7,776)	(58,163)

December 31, 2022	572,793	90,752	663,545

Proved Developed Reserves as of:
December 31, 2021	458,588	69,325	527,913
December 31, 2022	460,046	70,419	530,465
Proved Undeveloped Reserves as of:
December 31, 2021	73,057	21,224	94,281
December 31, 2022	112,747	20,333	133,080

Standardized measure of discounted future net cash flows

The following tables present the estimated pro forma standardized measure of discounted future net cash flows (the “pro forma standardized measure”) at December 31, 2022. The pro forma standardized measure information set forth below gives effect to the July Western Eagle Ford Acquisition as if it had been completed on January 1, 2022. Transaction Adjustments reflect adjustments related to the tax effects resulting from the July Western Eagle Ford Acquisition. An explanation of the underlying methodology applied, as required by SEC regulations, can be found within the historical financial statements included in the Company’s Annual Report on Form 10-K. The calculations assume the continuation of existing economic, operating and contractual conditions at December 31, 2022.

The pro forma standardized measure is not necessarily indicative of the results that might have occurred had the July Western Eagle Ford Acquisition been completed on January 1, 2022 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in the Company’s Annual Report on Form 10-K.

The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves of our consolidated operations as of December 31, 2022 is as follows:

	(in thousands)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments	Crescent Pro Forma Combined
Future cash inflows	$33,628,495	$5,278,786	$—	$38,907,281
Future production costs	(14,077,136)	(2,360,128)	—	(16,437,264)
Future development costs (1)	(2,380,931)	(312,143)	—	(2,693,074)
Future income taxes	(773,479)	—	(122,955)	(896,434)

Future net cash flows	16,396,949	2,606,515	(122,955)	18,880,509
Annual discount of 10% for estimated timing	(7,262,283)	(1,446,203)	68,221	(8,640,265)

Standardized measure of discounted future net cash flows as of December 31, 2022	$9,134,666	$1,160,312	$(54,734)	$10,240,244

(1)	Future development costs include future abandonment and salvage costs.

Changes in standardized measure

The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves of our consolidated operations for the year ended December 31, 2022 are as follows:

	(in thousands)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments	Crescent Pro Forma Combined
Balance at December 31, 2021	$4,958,300	$665,847	$(31,409)	$5,592,738
Net change in prices and production costs	4,156,736	614,033	—	4,770,769
Net change in future development costs	(132,213)	(40,923)	—	(173,136)
Sales and transfers of oil and natural gas produced, net of production expenses	(2,083,147)	(265,032)	—	(2,348,179)
Extensions, discoveries, additions and improved recovery, net of related costs	1,105,549	24,501	—	1,130,050
Purchases of reserves in place	1,333,452	—	—	1,333,452
Sales of reserves in place	(118,253)	—	—	(118,253)
Revisions of previous quantity estimates	(952,958)	99,449	—	(853,509)
Previously estimated development costs incurred	488,934	—	—	488,934
Net change in taxes	(251,714)	—	(20,184)	(271,898)
Accretion of discount	575,440	67,000	(3,141)	639,299
Changes in timing and other	54,540	(4,563)	—	49,977

Balance at December 31, 2022	$9,134,666	$1,160,312	$(54,734)	$10,240,244